Organization and Summary of Significant Accounting Policies	12 Months Ended
Jul. 01, 2016
Accounting Policies [Abstract]
Organization and Summary of Significant Accounting Policies
Organization and Summary of Significant Accounting Policies
Western Digital Corporation (the “Company” or “Western Digital”) is a leading developer, manufacturer and provider of data storage devices and solutions that address the needs of the information technology industry and the infrastructure that enables the storage of data. The Company also generates license and royalty revenue related to its intellectual property.
The Company has prepared its consolidated financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”) and has adopted accounting policies and practices which are generally accepted in the industry in which it operates. The Company’s significant accounting policies are summarized below.
Fiscal Year
The Company’s fiscal year ends on the Friday nearest to June 30 and typically consists of 52 weeks. Approximately every six years, the Company reports a 53-week fiscal year to align the fiscal year with the foregoing policy. Fiscal year 2016 ended on July 1, 2016 and was comprised of 52 weeks. Fiscal year 2015 ended on July 3, 2015 and was comprised of 53 weeks, with the first quarter consisting of 14 weeks and the second, third and fourth quarters consisting of 13 weeks each. Fiscal year 2014 ended on June 27, 2014 and was comprised of 52 weeks.
Basis of Presentation
The consolidated financial statements include the accounts of the Company and its wholly owned subsidiaries. All significant intercompany accounts and transactions have been eliminated in consolidation. The functional currency of most of the Company’s foreign subsidiaries is the U.S. dollar. The accounts of these foreign subsidiaries have been remeasured using the U.S. dollar as the functional currency. Gains or losses resulting from remeasurement of these accounts from local currencies into U.S. dollars were immaterial to the consolidated financial statements. Financial statements of the Company’s foreign subsidiaries for which the functional currency is the local currency are translated into U.S. dollars using the exchange rate at each balance sheet date for assets and liabilities and a weighted average exchange rate for each period for statement of income items. Translation adjustments are recorded in accumulated other comprehensive income, a component of stockholders’ equity.
Reclassifications
Certain prior year amounts have been reclassified in the balance sheet, statement of income and footnotes to conform with the current year presentation.
Cash and Cash Equivalents
The Company’s cash equivalents represent highly liquid investments in money market funds, which are invested in U.S. Treasury securities and U.S. Government agency securities as well as bank certificates of deposit with original maturities at purchase of three months or less. Cash equivalents are carried at cost plus accrued interest, which approximates fair value.
Available-for-Sale Securities
The Company invests in U.S. Treasury securities, U.S. and International Government agency securities, certificates of deposit, asset-backed securities, and corporate and municipal notes and bonds, with original maturities at purchase of more than three months. These investments are classified as available-for-sale securities and included within short-term investments and other non-current assets in the consolidated balance sheets. Available-for-sale securities are stated at fair value with unrealized gains and losses included in accumulated other comprehensive income (loss), which is a component of stockholders’ equity. Gains and losses on available-for-sale securities are recorded based on the specific identification method. The Company evaluates the available-for-sale securities in an unrealized loss position for other-than-temporary impairment. The amortized cost of available-for-sale securities is adjusted for amortization of premiums and accretion of discounts to maturity. Such amortization and accretion are included in total other expense, net in the consolidated statements of income. In addition, realized gains and losses are included in total other expense, net in the consolidated statements of income.
Equity Investments
The Company enters into certain strategic investments for the promotion of business and strategic objectives. The Company accounts for investments in equity securities of other entities that are not consolidated under the cost method of accounting if the Company’s ownership interest is less than 20%, and the Company does not have the ability to exercise significant influence over operating and financial policies of the investee. The equity method of accounting is used if the Company’s ownership interest is greater than or equal to 20% but less than a majority or where the Company has the ability to exercise significant influence over operating and financial policies.
Investments accounted for under the cost method are recorded within other non-current assets in the consolidated balance sheets as of July 1, 2016 and July 3, 2015. They are also periodically analyzed to determine whether or not there are indicators of impairment.
Variable Interest Entities
The Company evaluates its investments and other significant relationships to determine whether any investee is a variable interest entity (“VIE”). If the Company concludes that an investee is a VIE, the Company evaluates its power to direct the activities of the investee, its obligation to absorb the expected losses of the investee and its right to receive the expected residual returns of the investee to determine whether the Company is the primary beneficiary of the investee. If the Company is the primary beneficiary of a VIE, the Company consolidates such entity and reflects the non-controlling interest of other beneficiaries of that entity. The Company does not consolidate any cost method investment or equity method investment entities.
Fair Value of Financial Instruments
The carrying amounts of cash equivalents, accounts receivable, accounts payable and accrued expenses approximate fair value for all periods presented because of the short-term maturity of these assets and liabilities. The fair value of investments that are not accounted for under the equity method is based on appropriate market information.
Inventories
The Company values inventories at the lower of cost (first-in, first out and weighted-average methods) or net realizable value. The first-in, first-out (“FIFO”) method is used to value the cost of the majority of the Company’s inventories, while the weighted-average method is used to value precious metal inventories. Weighted-average cost is calculated based upon the cost of precious metals at the time they are received by the Company. The Company has determined that it is not practicable to assign specific costs to individual units of precious metals and, as such, precious metals are relieved from inventory based on the weighted-average cost of the inventory at the time the inventory is used in production. The weighted average method of valuing precious metals does not materially differ from the FIFO method. Inventory write-downs are recorded for the valuation of inventory at the lower of cost or net realizable value by analyzing market conditions and estimates of future sales prices as compared to inventory costs and inventory balances.
The Company evaluates inventory balances for excess quantities and obsolescence on a regular basis by analyzing estimated demand, inventory on hand, sales levels and other information, and reduces inventory balances to net realizable value for excess and obsolete inventory based on this analysis. Unanticipated changes in technology or customer demand could result in a decrease in demand for one or more of the Company’s products, which may require a write down of inventory that could materially affect operating results.
Property, Plant and Equipment
Property and equipment are carried at cost less accumulated depreciation and amortization. The cost of property, plant and equipment is depreciated over the estimated useful lives of the respective assets. The Company’s buildings are depreciated over periods ranging from fifteen to thirty-five years. The majority of the Company’s equipment is depreciated over periods of two to seven years. Depreciation is computed on a straight-line basis. Leasehold improvements are amortized over the lesser of the estimated useful lives of the assets or the related lease terms.
Business Combinations
The application of acquisition accounting to a business combination requires that the Company identify the individual assets acquired and liabilities assumed and estimate the fair value of each. The fair value of assets acquired and liabilities assumed in a business acquisition are recognized at the acquisition date, with the purchase price exceeding the fair values being recognized as goodwill. Determining fair value of identifiable assets, particularly intangibles, liabilities acquired and contingent obligations assumed requires management to make estimates. In certain circumstances, the allocations of the excess purchase price are based upon preliminary estimates and assumptions and subject to revision when the Company receives final information, including appraisals and other analysis. Accordingly, the measurement period for such purchase price allocations will end when the information, or the facts and circumstances, becomes available, but will not exceed twelve months. The Company will recognize measurement-period adjustments during the period of resolution, including the effect on earnings of any amounts that would have been recorded in previous periods if the accounting had been completed at the acquisition date.
Goodwill and intangible assets often represent a significant portion of the assets acquired in a business combination. The Company recognizes the fair value of an acquired intangible apart from goodwill whenever the intangible arises from contractual or other legal rights, or when it can be separated or divided from the acquired entity and sold, transferred, licensed, rented or exchanged, either individually or in combination with a related contract, asset or liability. Intangible assets consist primarily of technology, customer relationships, and trade name and trademarks acquired in business combinations and in-process research and development (“IPR&D”). The Company generally assesses the estimated fair values of acquired intangibles using a combination of valuation techniques. To estimate fair value, the Company is required make certain estimates and assumptions, including future economic and market conditions, revenue growth, market share, operating costs and margins, and risk-adjusted discount rates. These estimates require significant judgment and are based on historical data, various internal estimates, and external sources. The Company’s assessment of IPR&D also includes consideration of the risk of the projects not achieving technological feasibility.
Goodwill and Other Long-Lived Assets
Goodwill is not amortized. Instead, it is tested for impairment on an annual basis or more frequently whenever events or changes in circumstances indicate that goodwill may be impaired. The Company performs an annual impairment test as of the first day of its fiscal fourth quarter. The Company either uses qualitative factors to determine whether goodwill is more likely than not impaired or performs a two-step approach to quantify impairment. If the Company concludes from the qualitative assessment that goodwill is more likely than not impaired, the Company is required to follow a two-step approach to quantify the impairment. The Company is required to use judgment when applying the goodwill impairment test, including the identification of reporting units, assignment of assets and liabilities to reporting units, assignment of goodwill to reporting units and determination of the fair value of each reporting unit. In addition, the estimates used to determine the fair value of each reporting unit may change based on results of operations, macroeconomic conditions or other factors. Changes in these estimates could materially affect the Company’s assessment of the fair value and goodwill impairment for each reporting unit. If the Company’s stock price decreases significantly, goodwill could become impaired, which could result in a material charge and adversely affect the Company’s results of operations.
Acquired intangibles are amortized over their estimated useful lives based on the pattern in which the economic benefits are expected to be received. Long-lived assets are tested for recoverability whenever events or changes in circumstances indicate that their carrying amounts may not be recoverable. IPR&D is not amortized until the point at which it reaches technological feasibility. Instead, it is tested for impairment on an annual basis or more frequently whenever events or changes in circumstances indicate that it may be impaired. If impairment is indicated, the impairment is measured as the amount by which the carrying amount of the assets exceeds the fair value of the assets. The Company recorded impairments to certain long-lived assets in 2016, 2015 and 2014. See Notes 14 and 17 to the consolidated financial statements for additional disclosures related to the Company’s other intangible assets.
Revenue and Accounts Receivable
Revenue is recognized when the title and risk of loss have passed to the customer, there is persuasive evidence of an arrangement, delivery has occurred, or services have been rendered, the sales price is fixed or determinable and collectability is reasonably assured. The Company establishes provisions against revenue and cost of revenue for estimated sales returns in the same period that the related revenue is recognized based on existing product return notifications. If actual sales returns exceed expectations, an increase in the sales return accrual would be required, which could materially affect operating results.
In accordance with standard industry practice, the Company provides distributors and retailers (collectively referred to as “resellers”) with limited price protection for inventories held by resellers at the time of published list price reductions and/or a right of return, and the Company provides resellers and original equipment manufacturers (“OEMs”) with other sales incentive programs. At the time the Company recognizes revenue to resellers and OEMs, a reduction of revenue is recorded for estimated price protection and/or returns until the resellers sell such inventory to their customers and the Company also records a reduction of revenue for the other programs in effect. The Company bases these adjustments on several factors including anticipated price decreases during the reseller holding period, reseller’s sell-through and inventory levels, estimated amounts to be reimbursed to qualifying customers, historical pricing information, historical and anticipated returns information and customer claim processing. If customer demand for the Company’s products or market conditions differ from the Company’s expectations, the Company’s operating results could be materially affected. The Company also has programs under which it reimburses qualified distributors and retailers for certain marketing expenditures, which are recorded as a reduction of revenue.
Revenue from patent licensing arrangements is recognized when earned, estimable and realizable. The timing of revenue recognition is dependent on the terms of each license agreement and on the timing of sales of licensed products. The Company generally recognizes royalty revenue when it is reported to the Company by its licensees, which is generally one quarter in arrears from the licensees’ sales of licensed products. For licensing fees that are not determined by the licensees’ sales, the Company generally recognizes license fee revenue on a straight-line basis over the life of the license.
Some of the Company’s revenue arrangements are multiple-element arrangements because they are generally comprised of product, software and support services or multiple distinct licenses. For multiple-element arrangements, the Company evaluates whether each deliverable should be accounted for as a separate unit of accounting. For multiple-element arrangements that include support or software elements, the Company analyzes whether tangible products containing software and non-software components function together and therefore should be excluded from industry-specific software revenue recognition guidance. For all multiple-element arrangements, the Company allocates revenue to each element, or the software elements as a group, based on the relative selling price determined in accordance with the Company’s normal pricing and discounting practices for the specific element when sold separately. For multiple-element license agreements that include more than one license to distinct technology that are separate units of accounting, the Company allocates revenue to each license based on the relative selling price of each deliverable. License fees related to existing technology with no continuing performance obligations are generally recognized upon license commencement and other license fees are generally recognized on a straight-line basis over the life of the license. The Company primarily uses an estimate of selling price to allocate revenue for multiple-element license agreements based upon similar licenses, historical and estimated future sales volume, duration, and market conditions.
The Company records an allowance for doubtful accounts by analyzing specific customer accounts and assessing the risk of loss based on insolvency, disputes or other collection issues. In addition, the Company routinely analyzes the different receivable aging categories and establishes reserves based on a combination of past due receivables and expected future losses based primarily on its historical levels of bad debt losses. If the financial condition of a significant customer deteriorates resulting in its inability to pay its accounts when due, or if the Company’s overall loss history changes significantly, an adjustment in the Company’s allowance for doubtful accounts would be required, which could materially affect operating results.
From time to time, in connection with a factoring agreement, the Company sells trade accounts receivable without recourse to a third party purchaser in exchange for cash. The Company sold trade accounts receivable and received cash proceeds of $225 million, $269 million and $187 million during 2016, 2015 and 2014, respectively. The discounts on the sales of trade accounts receivables were not material and were recorded within interest expense in the consolidated statements of income.
Warranty
The Company records an accrual for estimated warranty costs when revenue is recognized. The Company generally warrants its products for a period of one to five years, with a small number of products having a warranty ranging up to ten years or more. The warranty provision considers estimated product failure rates and trends, estimated replacement costs, estimated repair costs which include scrap costs and estimated costs for customer compensatory claims related to product quality issues, if any. For warranties ten years or greater, including lifetime warranties, the Company uses the estimated useful life of the product to calculate the warranty exposure. A statistical warranty tracking model is used to help prepare estimates and assist the Company in exercising judgment in determining the underlying estimates. The statistical tracking model captures specific detail on product reliability, such as factory test data, historical field return rates and costs to repair by product type. Management’s judgment is subject to a greater degree of subjectivity with respect to newly introduced products because of limited field experience with those products upon which to base warranty estimates. Management reviews the warranty accrual quarterly for products shipped in prior periods and which are still under warranty. Any changes in the estimates underlying the accrual may result in adjustments that impact current period gross profit and income. Such changes are generally a result of differences between forecasted and actual return rate experience and costs to repair. If actual product return trends, costs to repair returned products or costs of customer compensatory claims differ significantly from estimates, future results of operations could be materially affected.
Litigation and Other Contingencies
When the Company becomes aware of a claim or potential claim, the Company assesses the likelihood of any loss or exposure. The Company discloses information regarding each material claim where the likelihood of a loss contingency is probable or reasonably possible. If a loss contingency is probable and the amount of the loss can be reasonably estimated, the Company records an accrual for the loss. In such cases, there may be an exposure to potential loss in excess of the amount accrued. Where a loss is not probable but is reasonably possible or where a loss in excess of the amount accrued is reasonably possible, the Company discloses an estimate of the amount of the loss or range of possible losses for the claim if a reasonable estimate can be made, unless the amount of such reasonably possible losses is not material to the Company’s financial position, results of operations or cash flows. The ability to predict the ultimate outcome of such matters involves judgments, estimates and inherent uncertainties. The actual outcome of such matters could differ materially from management’s estimates. See Note 6 to the consolidated financial statements for additional disclosures related to the Company’s litigation.
Advertising Expense
Advertising costs are expensed as incurred. Selling, general and administrative expenses of the Company included advertising costs of $60 million, $71 million and $60 million in 2016, 2015 and 2014, respectively.
Research and Development Expense
Research and development (“R&D”) expenditures are expensed as incurred.
Income Taxes
The Company accounts for income taxes under the asset and liability method, which provides that deferred tax assets and liabilities be recognized for temporary differences between the financial reporting basis and the tax basis of assets and liabilities and expected benefits of utilizing net operating loss (“NOL”) and tax credit carryforwards. The Company records a valuation allowance when it is more likely than not that the deferred tax assets will not be realized. Each quarter, the Company evaluates the need for a valuation allowance for its deferred tax assets and adjusts the valuation allowance so that the Company records net deferred tax assets only to the extent that it has concluded it is more likely than not that these deferred tax assets will be realized.
The Company recognizes liabilities for uncertain tax positions based on a two-step process. To the extent a tax position does not meet a more-likely-than-not level of certainty, no benefit is recognized in the financial statements. If a position meets the more-likely-than-not level of certainty, it is recognized in the financial statements at the largest amount that has a greater than 50% likelihood of being realized upon ultimate settlement. Interest and penalties related to unrecognized tax benefits are recognized in liabilities recorded for uncertain tax positions and are recorded in the provision for income taxes. The actual liability for unrealized tax benefits in any such contingency may be materially different from the Company’s estimates, which could result in the need to record additional liabilities for unrecognized tax benefits or potentially adjust previously-recorded liabilities for unrealized tax benefits, and may materially affect the Company’s operating results.
Income per Common Share
The Company computes basic income per common share using net income and the weighted average number of common shares outstanding during the period. Diluted income per common share is computed using net income and the weighted average number of common shares and potentially dilutive common shares outstanding during the period. Potentially dilutive common shares include dilutive outstanding employee stock options, restricted stock unit awards (“RSUs”), performance-based restricted stock unit awards (“PSUs”), rights to purchase shares of common stock under the Company’s Employee Stock Purchase Plan (“ESPP”) and shares issuable in connection with convertible debt.
The following table presents the computation of basic and diluted income per common share for 2016, 2015 and 2014:

	2016	2015	2014
	(in millions, except per share data)
Net income	$242	$1,465	$1,617
Weighted average shares outstanding:
Basic	239	232	235
Employee stock options, RSUs, PSUs, ESPP	3	5	7
Diluted	242	237	242
Income per common share:
Basic	$1.01	$6.31	$6.88
Diluted	$1.00	$6.18	$6.68
Anti-dilutive potential common shares excluded(1)	5	1	2

(1)	For purposes of computing diluted income per common share, certain potentially dilutive securities have been excluded from the calculation because their effect would have been anti-dilutive.
Stock-based Compensation
The Company accounts for all stock-based compensation at fair value. Stock-based compensation cost is measured at the grant date based on the value of the award and is recognized as expense over the vesting period. The fair values of all stock options granted are estimated using a binomial option-pricing model, and the fair values of all ESPP purchase rights are estimated using the Black-Scholes-Merton option-pricing model. The Company accounts for stock appreciation rights (“SARs”) as liability awards based upon management’s intention to settle such awards in cash. All SARs issued to employees were fully vested, and the fair values are now solely subject to market price fluctuations. Both the binomial and the Black-Scholes-Merton option-pricing models require the input of highly subjective assumptions. The Company is required to use judgment in estimating the amount of stock-based awards that are expected to be forfeited. If actual forfeitures differ significantly from the original estimate, stock-based compensation expense and the results of operations could be materially affected. PSUs are granted to certain employees and vest only after the achievement of pre-determined performance metrics. Once the performance metrics are met, vesting of PSUs is subject to continued service by the employee. At the end of each reporting period, the Company evaluates the probability that PSUs will be earned. The Company records stock-based compensation expense based on the probability that the performance metrics will be achieved over the vesting period.
Other Comprehensive Income (Loss), Net of Tax
Other comprehensive income (loss), net of tax refers to revenue, expenses, gains and losses that are recorded as an element of stockholders’ equity but are excluded from net income. The Company’s other comprehensive income (loss), net of tax is comprised of unrealized gains and losses on foreign exchange contracts designated as cash flow hedges, foreign currency translation gains and actuarial losses related to pensions.
The following table illustrates the changes in the balances of each component of accumulated comprehensive income (loss) for 2016 and 2015:

	Actuarial Pension Gains (Losses)	Foreign Currency Translation Gains (Losses)	Unrealized Gains (Losses) on Foreign Exchange Contracts	Total Accumulated Other Comprehensive Income (Loss)
	(in millions)
Balance at June 27, 2014	$7	$—	$5	$12
Other comprehensive income before reclassifications	—	—	(74)	(74)
Amounts reclassified from accumulated other comprehensive income	(2)	—	44	42
Net current-period other comprehensive loss	(2)	—	(30)	(32)
Balance at July 3, 2015	5	—	(25)	(20)
Other comprehensive income before reclassifications	(73)	74	48	49
Amounts reclassified from accumulated other comprehensive income	—	—	51	51
Income tax benefit related to items of other comprehensive income (loss)	23	—	—	23
Net current-period other comprehensive income (loss)	(50)	74	99	123
Balance at July 1, 2016	$(45)	$74	$74	$103

The following table illustrates the significant amounts reclassified out of each component of accumulated comprehensive income (loss) for 2016, 2015 and 2014:

AOCI Component	2016	2015	2014	Statement of Operations Line Item
	(in millions)
Unrealized holding gain (loss) on cash flow hedging activities:
Foreign exchange contracts	$(17)	$(44)	$(38)	Cost of revenue
Foreign exchange contracts	(34)	—	—	Research and development
Unrealized holding loss on cash flow hedging activities	(51)	(44)	(38)
Total reclassifications for the period	$(51)	$(44)	$(38)

Foreign Exchange Contracts
Although the majority of the Company’s transactions are in U.S. dollars, some transactions are based in various foreign currencies. The Company purchases foreign exchange contracts to hedge the impact of foreign currency exchange fluctuations on certain underlying assets, liabilities and commitments for operating expenses and product costs denominated in foreign currencies. The purpose of entering into these hedging transactions is to minimize the impact of foreign currency fluctuations on the Company’s results of operations. These contract maturity dates do not exceed 12 months. All foreign exchange contracts are for risk management purposes only. The Company does not purchase foreign exchange contracts for speculative or trading purposes. The Company had foreign exchange contracts with commercial banks for British Pound Sterling, European Euro, Japanese Yen, Malaysian Ringgit, Philippine Peso, Singapore Dollar and Thai Baht, which were designated as either cash flow or fair value hedges and had an aggregate notional amount of $3.1 billion and $1.3 billion at July 1, 2016 and July 3, 2015, respectively.
If the derivative is designated as a cash flow hedge, the effective portion of the change in fair value of the derivative is initially deferred in other comprehensive income (loss), net of tax. These amounts are subsequently recognized into earnings when the underlying cash flow being hedged is recognized into earnings. Recognized gains and losses on foreign exchange contracts are reported in cost of revenue and R&D and presented within cash flows from operating activities. Hedge effectiveness is measured by comparing the hedging instrument’s cumulative change in fair value from inception to maturity to the underlying exposure’s terminal value. The Company determined the ineffectiveness associated with its cash flow hedges to be immaterial to the consolidated financial statements for all years presented.
A change in the fair value of fair value hedges is recognized in earnings in the period incurred and is reported in cost of revenue or operating expenses, depending on the nature of the underlying hedged item. All fair value hedges, if any, were determined to be effective as of July 1, 2016 and July 3, 2015. See Notes 11 and 13 to the consolidated financial statements for additional disclosures related to the Company’s foreign exchange contracts.
Pensions and Other Post-Retirement Benefit Plans
The Company has defined benefit pension plans and other post-retirement plans covering certain employees in various countries. The benefits are based on the employees’ years of service and compensation. The plans are funded in conformity with the funding requirements of applicable government authorities. The Company amortizes unrecognized actuarial gains and losses and prior service costs on a straight-line basis over the remaining estimated average service life of the participants. The measurement date for the plans is the Company’s fiscal year-end. The Company recognizes the funded status of its defined benefit pension and postretirement plans in the consolidated balance sheets, with changes in the funded status recognized through accumulated other comprehensive income (loss) in the year in which such changes occur. See Note 15 to the consolidated financial statements for additional disclosures related to the Company’s pensions and other post-retirement benefit plans.
Use of Estimates
Company management has made estimates and assumptions relating to the reporting of certain assets and liabilities in conformity with U.S. GAAP. These estimates and assumptions have been applied using methodologies that are consistent throughout the periods presented. However, actual results could differ materially from these estimates.
Recent Accounting Pronouncements
Recently Adopted
In September 2015, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2015-16, “Business Combinations (Topic 805): Simplifying the Accounting for Measurement-Period Adjustments” (“ASU 2015-16”), which eliminates the requirement for an acquirer in a business combination to account for measurement-period adjustments retrospectively. Acquirers must recognize measurement-period adjustments during the period of resolution, including the effect on earnings of any amounts they would have recorded in previous periods if the accounting had been completed at the acquisition date. The Company early adopted ASU 2015-16 during the fourth quarter of fiscal 2016 on a prospective basis. The Company adopted this standard in the fourth quarter of 2016 on a prospective basis. No adjustments were made to prior-period consolidated financial statements.
In November 2015, the FASB issued ASU No. 2015-17, “Income Taxes (Topic 740): Balance Sheet Classification of Deferred Taxes” (“ASU 2015-17”), which requires that deferred tax liabilities and assets for each tax-paying jurisdiction within each tax-paying component to be classified as noncurrent in a classified statement of financial position. The Company early adopted ASU 2015-17 during the second quarter of fiscal 2016 on a prospective basis, which resulted in the reclassification of $165 million of net deferred tax assets as of January 1, 2016 from current assets to noncurrent assets. Since the Company adopted this standard on a prospective basis, no adjustments were made to prior-period balance sheets.
In April 2015, the FASB issued ASU No. 2015-03, “Interest — Imputation of Interest (Subtopic 835-30): Simplifying the Presentation of Debt Issuance Costs” (“ASU 2015-03”). The new standard requires debt issuance costs related to a recognized debt liability to be presented in the balance sheet as a direct deduction from the carrying amount of that debt liability, consistent with debt discounts. The new standard is effective for fiscal years and interim periods within those fiscal years, beginning after December 15, 2015, which for the Company is the first quarter of fiscal 2017. The Company early adopted ASU 2015-03 during the fourth quarter of fiscal 2016 on a retrospective basis, which resulted in a reduction of $4 million in other current assets and the current portion of long-term debt, and a reduction of $7 million in other non-current assets and long-term debt within the consolidated balance sheet as of July 3, 2015.
Recently Issued
In March 2016, the FASB issued ASU No. 2016-09, “Compensation — Stock Compensation (Topic 718): Improvements to Employee Share-Based Payment Accounting” (“ASU 2016-09”). The new standard simplifies several aspects of the accounting for share-based payment transactions and states that, among other things, all excess tax benefits and tax deficiencies should be recognized as income tax expense or benefit in the income statement and an entity can make an entity-wide accounting policy election to either estimate the number of awards that are expected to vest or account for forfeitures when they occur. The new standard is effective for fiscal years beginning after December 15, 2016, and interim periods within these periods, which for the Company is the first quarter of fiscal 2018. The Company is currently evaluating the impact ASU 2016-09 will have on its consolidated financial statements and related disclosures.
In February 2016, the FASB issued ASU No. 2016-02, “Leases (Topic 842)” (“ASU 2016-02”). The new standard, among other things, requires lessees to recognize a right-of-use asset and a lease liability for leases. The new standard is effective for fiscal years beginning after December 15, 2018, which for the Company is the first quarter of fiscal 2020. The Company is currently evaluating the impact ASU 2016-02 will have on its consolidated financial statements and related disclosures.
In April 2015, the FASB issued ASU No. 2015-05, “Intangibles — Goodwill and Other — Internal-Use Software (Subtopic 350-40)” (“ASU 2015-05”), which provides guidance to customers about whether a cloud computing arrangement includes a software license. If a cloud computing arrangement includes a software license, the customer should account for the software license element of the arrangement consistent with the acquisition of other software licenses. If a cloud computing arrangement does not include a software license, the customer should account for the arrangement as a service contract. The standard is effective for fiscal years beginning after December 15, 2015, including interim periods within those fiscal years, which for the Company is the first quarter of fiscal 2017. The Company is currently evaluating the impact ASU 2015-05 will have on its consolidated financial statements and related disclosures.
In May 2014, the FASB issued ASU 2014-09, “Revenue from Contracts with Customers” (“ASU 2014-09”), which amends the guidance in former Accounting Standards Codification Topic 605, “Revenue Recognition,” to provide a single, comprehensive revenue recognition model for all contracts with customers. The new standard requires an entity to recognize revenue in a manner that depicts the transfer of promised goods or services to customers in amounts that reflect the consideration to which an entity expects to be entitled in exchange for those goods or services. The new standard also requires entities to enhance disclosures about the nature, amount, timing and uncertainty of revenue and cash flows arising from contracts with customers. The proposed standard may accelerate the timing of revenue recognition for the Company’s license and royalty contracts. In August 2015, the FASB issued ASU 2015-14, which deferred the effective date of this ASU by one year. The new standard allows for either a full retrospective or a modified retrospective transition method and is effective for fiscal years and interim periods within those years beginning after December 15, 2017, which for the Company is the first quarter of fiscal 2019. The Company has not yet selected a transition method and is currently expecting to adopt this standard in the first quarter of fiscal 2019.